UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2009

SUPPORTSOFT, INC.

(Exact name of registrant as specified in its charter)

000-30901

(Commission File Number)

Delaware	94-3282005
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard, 3rd Floor

Redwood City, California 94063

(Address of principal executive offices, with zip code)

(650) 556-9440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On April 5, 2009, SupportSoft, Inc. (the “Company” or “SupportSoft”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Consona Corporation (“Buyer”) to sell the Company’s Enterprise Business (the “Enterprise Business”) to Buyer. Pursuant to the terms of the Purchase Agreement, Buyer has agreed to acquire certain assets and assume certain liabilities related to the Enterprise Business as set forth in the Purchase Agreement (collectively, the “Transaction”). There are no material relationships among the Company and Buyer or any of their respective affiliates, other than with respect to the Purchase Agreement and the related ancillary agreements.

Pursuant to the terms of the Purchase Agreement, at the closing of the Transaction (the “Closing”), the Company will be paid a $20 million cash payment, subject to certain adjustments as set forth in the Purchase Agreement.

The Purchase Agreement may be terminated by either Buyer or the Company if the Closing has not occurred by August 31, 2009 or upon the occurrence of certain customary events as set forth in the Purchase Agreement. In addition, if the Purchase Agreement is terminated under certain circumstances, including a determination by the Company’s board of directors to accept an acquisition proposal it deems superior to the Transaction, the Company has agreed to pay Buyer a termination fee of $600,000. In addition, the Company has agreed to reimburse Buyer for its actual and documented out-of-pocket expenses in an amount up to $150,000 in the event that the Purchase Agreement is terminated as a result of a failure to receive stockholder approval of the sale of the Enterprise Business and the Purchase Agreement. The Closing is subject to closing conditions, including, but not limited to, approval of the Transaction by the Company’s stockholders and certain other customary closing conditions.

The foregoing description of the Transaction does not purport to be a complete statement of the parties’ rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Important Additional Information Will Be Filed With The SEC

SupportSoft plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the Enterprise Business and the other corporate matters described therein. The proxy statement will contain important information about SupportSoft, Consona, the proposed sale of the Enterprise Business and the other corporate matters described therein. Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the Enterprise Business and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by SupportSoft through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from SupportSoft by contacting Maura Burns at maura.burns@supportsoft.com or (650) 556-8992.

SupportSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the Enterprise Business and the other corporate matters set forth in the proxy statement. Information regarding SupportSoft’s directors and executive officers and their ownership of SupportSoft’s shares is contained in SupportSoft’s Annual Report on Form 10-K for the year ended December 31, 2008, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the proxy statement filed in connection with the proposed sale of the Enterprise Business. Investors and security holders may obtain additional information regarding the direct and indirect interests of SupportSoft and its directors and executive officers with respect to the proposed sale of the Enterprise Business by reading the proxy statement and other filings referred to above.

Item 2.02.	Results of Operations and Financial Condition.

On April 6, 2009, the Company issued a press release announcing selected preliminary expected financial results for the first quarter ended March 31, 2009. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 2.02 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On April 6, 2009, we amended and restated the employment offer letter of Michael Sayer, our Executive Vice President, General Manager Enterprise, to provide that a $250,000 lump sum payment and continued health care coverage may be provided to Mr. Sayer under certain circumstances following the closing of an Enterprise Sale (as such term is defined in the amended and restated employment offer letter) as more fully described in the amended and restated employment offer letter.

The foregoing description of Mr. Sayer’s amended and restated employment offer letter does not purport to be complete, and is qualified in its entirety by the full text of the amended and restated employment offer letter, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 6, 2009, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.2) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this Current Report on Form 8-K, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,” “estimates,” “goal,” “momentum” and similar expressions often identify such forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the timing and completion of the Transaction, the potential of the Transaction to drive stockholder value for the Company, the performance of the Company and its Consumer Solutions Group in the future, statements about SupportSoft’s company-wide and segment revenue for the first quarter of 2009, and the progress of the Company’s Consumer partnerships.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to, the potential that the Transaction may not close, or may not close as quickly as the parties anticipate, either of which could occur due to a material adverse effect on the Company, the failure to obtain stockholder approval, the potential for first quarter 2009 revenue to change based on the completion of the quarterly closing and review by SupportSoft’s independent registered public accounting firm, the potential that any of SupportSoft’s consumer partnerships take longer to produce revenue or do not produce revenue, or other reasons; as well as other risks detailed from time to time in the Company’s SEC filings, including those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 11, 2009. You can locate these filings on the Investor Relations page of the Company’s website, www.supportsoft.com/Company/investor_relations.html.

Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to SupportSoft as of the date of this Current Report on Form 8-K, and SupportSoft assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1*	Asset Purchase Agreement, by and between SupportSoft, Inc. and Consona Corporation, dated as of April 5, 2009.

10.1	Amended and Restated Employment Offer Letter between Michael Sayer and the Company, dated April 6, 2009.

99.1	Press Release dated April 6, 2009, entitled “SupportSoft Anticipates First Quarter 2009 Revenue Will Exceed Expectations”.

99.2	Press Release dated April 6, 2009, entitled “SupportSoft Announces Definitive Agreement to Sell Enterprise Business”.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORTSOFT, INC.

Date: April 6, 2009	By:	/s/ Shelly Schaffer
	Name:	Shelly Schaffer
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, by and between SupportSoft, Inc. and Consona Corporation, dated as of April 5, 2009.

10.1	Amended and Restated Employment Offer Letter between Michael Sayer and the Company, dated April 6, 2009.

99.1	Press Release dated April 6, 2009, entitled “SupportSoft Anticipates First Quarter 2009 Revenue Will Exceed Expectations”.

99.2	Press Release dated April 6, 2009, entitled “SupportSoft Announces Definitive Agreement to Sell Enterprise Business”.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit or schedule to the SEC upon request.